Employee Benefit Trust ("EBT") Discretionary Bonus	6 Months Ended
Dec. 31, 2019
Disclosure of employee benefits [Abstract]
Employee Benefit Trust Discretionary Bonus
Employee Benefit Trust ("EBT") Discretionary Bonus

Endava declared a non-recurring, discretionary employee bonus of £27.7 million in December 2019. The Endava Limited Guernsey EBT funded the first tranche of the bonus through sale of Endava's Class A ordinary shares in November 2019. Gross proceeds from the first tranche were £14.8 million. The funding of the second tranche by the EBT is expected to occur during the second half of FY2020. As previously disclosed, the EBT, whose beneficiaries are the Company's employees, was holding certain Class A ordinary shares for sale in the event it decided to fund a discretionary cash bonus to employees.